EXHIBIT77H

Columbia Funds Variable Insurance Trust - Annual N-SAR report for the period ending 12/31/12

Columbia Variable Portfolio - Asset Allocation Fund
Columbia Variable Portfolio - Contrarian Core Fund
Columbia Variable Portfolio - Money Market Fund
Columbia Variable Portfolio - Select Large Cap Growth Fund Columbia Variable Portfolio - Small Cap Value Fund
Columbia Variable Portfolio - Small Company Growth Fund Columbia Variable Portfolio - Strategic Income Fund
Variable Portfolio - AQR Managed Futures Strategy Fund Variable Portfolio - Eaton Vance Global Macro Advantage Fund Variable Portfolio - Goldman Sachs Commodity Strategy Fund (each a "Fund," collectively the "Funds")

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N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


VP Goldman Sachs Commodity Strategy Fund


As of December 31, 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
VP MODERATELY AGGRESSIVE                     31.59%
-------------------------------------------- ----------------------------------
VP MODERATE                                  45.20%
-------------------------------------------- ----------------------------------


As of July 1, 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
Columbia Management Investment Advsr	     87.50%
-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

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